UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - OCTOBER 20, 2006

MANCHESTER INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-50477	98-0380409
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-3230
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01: CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 20, 2006, Manchester Inc. (the “Company”) appointed the public accounting firm of Rodefer Moss & Co, PLLC (“Rodefer Moss”) as the new independent auditor of the Company. Prior to such appointment, Rodefer Moss had previously undertaken and completed the three year combined audit of Nice Cars, Inc. and Nice Cars Capital Acceptance Corporation in connection with the acquisition of these companies by Manchester Inc. which closed on October 4, 2006. The financial statements of the Nice Cars companies audited by Rodefer Moss were included as exhibits to the Company’s disclosure statement filed on Form 8-K with the U.S. Securities & Exchange Commission on October 11, 2006.

Rodefer Moss is a regional accounting and consulting firm which operates from offices in Knoxville, Nashville, Greeneville and the Tri-Cities of Tennessee. Rodefer Moss is a registered member of the Public Company Accounting Oversight Board. They are are also a member of the AICPA Center for Public Company Auditing Firm. Rodefer Moss serves many of the strongest private companies, governmental units and non-profit organizations in Middle and East Tennessee, Western North Carolina, and contiguous states. Rodefer Moss also serves several large national and international companies, including other public companies.

The decision to appoint Rodefer Moss as auditors was approved by the Company's Board of Directors on October 20, 2006. The Company has issued a press release in regard to the change of its independent auditor, attached hereto as Exhibit 99.1

The Company’s prior independent audit firm, Morgan & Company, resigned as the independent auditor on October 20, 2006. During the Company's two most recent fiscal years, prior to the acquisition of the Company’s first Buy-Here/ Pay-Here car dealership and finance business, the opinion of Morgan & Company on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows. Each of the independent auditor's reports of Morgan & Company dated January 19, 2006 (for the year ended November 30, 2005) and January 31, 2005 (for the year ended November 30, 2004) contained "going concern" qualifications. These qualifications stated that the Company's assets did not provide adequate working capital for the Company, and thus raised substantial doubt about the Company's ability to continue as a going concern. There were no disagreements with Morgan & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Morgan & Company's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report. The Company has provided Morgan & Company, with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 16.1	Letter of Morgan & Company to the Commission, dated as of October 23, 2006.
Exhibit 99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANCHESTER INC.

Date: October 24, 2006	By:	/s/ Richard Gaines
Name: Richard Gaines
Title: Corporate Secretary